Exhibit 10.10

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is dated as of March 15, 2022 and made between RVeloCITY, Inc., an Arizona corporation (the “Company”), and the undersigned shareholder of the Company (“Shareholder”).

1. Upon the terms and conditions herein outlined, Shareholder hereby sells, assigns, transfers and conveys unto the Company, free and clear of all liens, pledges, charges, security interests, adverse claims or rights, and other encumbrances (other than restrictions on transfer under the federal securities laws and any applicable state securities laws), all legal and beneficial right, title and interest in and to the number of shares of the Company’s Series B Common Stock owned of record by Shareholder and set forth on the signature page hereof (the “Exchanged Series B Shares”), and in consideration thereof and exchange therefor, the Company agrees that it shall issue to Shareholder the number of shares of the Company’s Series A Common Stock (“Issued Series A Shares”) equal to the number of Exchanged Series B Shares (collectively, the “Exchange”).

2. Upon the Company’s acceptance of the Exchanged Series B Shares, as evidenced by the Company’s execution of this Agreement, the Exchanged Series B Shares shall, without further action by the Company, be deemed cancelled and returned to the authorized but unissued capital stock of the Company.

3. Shareholder hereby covenants, represents and warrants to the Company as follows, and acknowledges that each such covenant, representation and warranty is material to and intended to be relied upon by the Company:

a. Shareholder is the record and beneficial owner of the Exchanged Series B Shares, and owns the Exchanged Series B Shares free and clear of all liens, pledges, charges, security interests, adverse claims or rights, and other encumbrances (other than restrictions on transfer under the federal securities laws and any applicable state securities laws).

b. Shareholder has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the solicitation of the transactions contemplated by this Agreement.

c. Other than the Exchanged Series B Shares, Shareholder has not paid and will not pay any consideration to the Company for the Issued Series A Shares to be issued in the Exchange.

d. Shareholder is familiar with the Company and its business, and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Issued Series A Shares. Further, Shareholder is able to bear the risks of an investment in the Issued Series A Shares, understands the risks of, and other considerations relating to, the Exchange and the receipt of the Issued Series A Shares, acknowledges that the Issued Series A Shares are a speculative investment and are subject to dilution upon future financings and other events in the future, and represents that Shareholder can bear the economic risks of such an investment for an indefinite period of time.

e. Shareholder is acquiring the Issued Series A Shares solely for Shareholder’s own account for investment purposes and not with a view or interest of participating, directly or indirectly, in the resale or distribution of all or any part thereof.

f. Shareholder acknowledges that the Issued Series A Shares acquired by Shareholder pursuant hereto are to be issued and sold to the Shareholder without registration and in reliance upon certain exemptions under the Securities Act of 1933, as amended (the “Act”), and in reliance upon certain exemptions from registration requirements under applicable state securities laws.

g. Shareholder will make no transfer or assignment of any of the Issued Series A Shares except in compliance with the Act, and any other applicable securities laws.

h. Shareholder is aware that no federal or state agency has made any recommendation or endorsement of the Issued Series A Shares or any finding or determination as to the fairness of the investment in the Issued Series A Shares.

i. Shareholder acknowledges that no public or secondary market exists or may ever exist for the Issued Series A Shares and, accordingly, Shareholder may not be able to readily liquidate Shareholder’s investment in the Issued Series A Shares.

j. Neither the Company nor any person acting on its behalf has offered the Issued Series A Shares to Shareholder by means of general or public solicitation or general or public advertising, such as by newspaper or magazine advertisements, by broadcast media, or at any seminar or meeting whose attendees were solicited by such means.

k. Shareholder hereby acknowledges that the Company has made available to Shareholder the opportunity to ask questions and to receive answers, and to obtain information necessary to evaluate the merits and risks of this investment.

l. Shareholder hereby acknowledges that Shareholder has been advised to seek independent professional advice in order to carefully analyze the risks and merits of an investment in the Issued Series A Shares.

m. Other than as set forth herein and in a Notice of Offer to Exchange Shares of Series B Common Stock (including Exhibits thereto) provided by the Company to Shareholder with this Agreement, Shareholder is not relying upon any other information, representation or warranty by the Company, its affiliates or any agent or representative of them, written or otherwise, in determining to invest in the Issued Series A Shares. Shareholder has consulted to the extent deemed appropriate by Shareholder with Shareholder’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Issued Series A Shares and on that basis believes that an investment in the Issued Series A Shares is suitable and appropriate for Shareholder.

n. Shareholder hereby acknowledges and represents that no commission or other remuneration has been paid or given directly or indirectly in connection with the offer or sale of the Issued Series A Shares to Shareholder.

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o. Shareholder has full legal capacity, power and authority to execute and deliver, and to perform Shareholder’s obligations under this Agreement and such execution, delivery and performance will not violate any agreement, contract, law, rule, decree or other legal restriction by which Shareholder is bound.

p. Shareholder has had the opportunity to consult with its own tax and other advisors with respect to the consequences to Shareholder of the Exchange, receipt, or ownership of the Issued Series A Shares, including the tax consequences under federal, state, local and other income tax laws of the United States or any other country and the possible effects of changes in such tax laws. Shareholder acknowledges that none of Company, its subsidiaries, affiliates, successors, beneficiaries, heirs, and assigns and its and their past and present shareholders, partners, directors, officers, employees, and agents (including, without limitation, their attorneys) makes or has made any representations or warranties to Shareholder regarding the consequences to Shareholder of the Exchange, receipt, or ownership of the Issued Series A Shares, including the tax consequences under federal, state, local, and other tax laws of the United States or any other country and the possible effects of changes in such tax laws. Shareholder understands and acknowledges that it is solely responsible for obtaining its own tax advice (at Shareholder’s cost) with respect to the matters covered by this Agreement.

4. This Agreement may be executed in multiple counterparts, each one of which shall be deemed an original, but all of which shall be considered together as one and the same instrument. Further, in making proof of this Agreement, it shall not be necessary to produce or account for more than one (1) such counterpart. Execution by a party of a signature page hereto shall constitute due execution and shall create a valid, binding obligation of the party so signing, and it shall not be necessary or required that the signatures of all parties appear on a single signature page hereto.

5. Delivery of the executed signature pages to this Agreement may be made by facsimile or other electronic transmission. Any such signature pages sent by facsimile or other electronic transmission shall be deemed to be originals for all purposes, and copies of this Agreement containing one or more signature pages that have been delivered by facsimile or other electronic transmission shall constitute enforceable original documents.

6. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT BY, AND SHALL BE ENFORCEABLE IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ARIZONA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

7. Any action arising out of this Agreement shall be brought exclusively in a court of competent jurisdiction in Maricopa County, Arizona, and the parties hereby irrevocably waive any objections they may have to venue in Maricopa County, Arizona.

8. The representations and warranties made by Shareholder in this Agreement shall survive the closing of the transactions contemplated hereby and any investigation made by the Company.

[Signatures on following page]

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IN WITNESS WHEREOF, Shareholder has executed this Agreement as of the date set forth above.

Number of shares of Series B Common Stock tendered for Exchange: ______________________________

_________________________________________

(Please Print Full Name of Shareholder)

By:
Signature

__________________________________

(Please Type Name and Title of Signatory if Shareholder is an Entity)

Note: Please sign this Agreement Signature Page and return it to the Company, who will return a copy of this page to you upon acceptance by the Company.

For Company Use Only

Do not write below this point

The Exchange is hereby accepted in accordance with the terms set forth above.

RVeloCITY, Inc.

By:
Name:
Title:

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